UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

Virginia Commerce Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-28635	54-1964895
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5350 Lee Highway, Arlington, Virginia 22207

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 703.534.0700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see filing General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 17, 2013, Virginia Commerce Bancorp, Inc. (the “Company”) held a Special Meeting of Shareholders, at which a quorum was present for all purposes and holders of the Company’s common stock voted on proposals to: (1) approve the Agreement and Plan of Reorganization, dated as of January 29, 2013, as amended, among United Bankshares, Inc. (“United”), its subsidiary George Mason Bankshares, Inc. and the Company, and related plan of merger, as each may be amended from time to time (the “Merger Agreement” and such merger, the “Merger”); (2) approve, in a non-binding advisory vote, certain compensation that may become payable to the Company’s named executive officers in connection with the Merger; and (3) grant the Company’s board of directors authority to adjourn, postpone or continue the special meeting on one or more occasions, if necessary or appropriate, to solicit additional proxies, in the event that there were not sufficient votes at the time of the special meeting to approve the Merger Agreement (such proposals, the “Proposals”).

All three Proposals were approved by the required vote of the Company’s shareholders at the special meeting.

On the record date for the special meeting, the Company had 33,033,461 shares of common stock outstanding and entitled to vote at the special meeting. The final voting results, as certified by the judges of election, on the Proposals were as follows:

Proposal No. 1 – Approval of the Merger Agreement

For	Against	Abstentions	Broker Non-Votes
25,288,175	127,736	168,794	34,002

Proposal No. 2 – Advisory (non-binding) Vote on Certain Merger-Related Compensation for the Company’s Named Executive Officers

For	Against	Abstentions	Broker Non-Votes
21,385,359	3,889,793	309,553	34,002

Proposal No. 3 – Approval of Granting the Board of Directors Authority to Adjourn, Postpone or Continue the Company’s Special Meeting, if Necessary to Permit Further Solicitation of Proxies

For	Against	Abstentions	Broker Non-Votes
24,203,828	1,237,951	176,928	-0-

Item 8.01	Other Events.

In addition to approval of the Merger Agreement by the Company’s shareholders at the Company’s special meeting of shareholders held on October 17, 2013, United’s shareholders approved the Merger Agreement at United’s special meeting of shareholders held on October 21, 2013. The Company and United have received regulatory approval for the Merger from the Virginia State Corporation Commission Bureau of Financial Institutions, but have not yet received regulatory approval from the Board of Governors of the Federal Reserve System.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA COMMERCE BANCORP, INC.

By:	/s/ Mark S. Merrill
Mark S. Merrill Executive Vice President, Chief Financial Officer

Dated: October 22, 2013